UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Coventry Health Care, Inc.

(Name of Registrant as Specified in Its Charter)

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 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/15/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement / Annual Report are available at www.proxyvote.com

To view this material, please have the 12-digit Control #(s) available (located on the following page).

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before 05/01/08.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

COVENTRY HEALTH CARE, INC.
6705 ROCKLEDGE DRIVE SUITE 900 BETHESDA, MD 20817	Vote In Person
At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet

To vote now by internet go to WWW.PROXYVOTE.COM. Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location
The Annual Meeting for holders as of 03/07/08
is to be held on 05/15/08 at 8:30 A.M. EDT
at:        The Fairmont
            2401 M Street N.W.
            Washington, District of Columbia 20037

FOR MEETING DIRECTIONS
PLEASE CALL: 202-429-2400

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS.
1.
ELECTION OF DIRECTORS, The undersigned casts the number of votes indicated below in favor of the election of each of the nominees indicated below to serve as Class II Directors of the Company until the Annual Meeting of Stockholders in the year 2011.

Nominees for Class II Directors:
01) Joel Ackerman
02) Lawrence N. Kugelman
03) Dale B. Wolf

2.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2008.

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	23,456,789,012.00000 222862A99 P60398-01S 1 2 3 OF 4

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